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                                                        Exhibit 10.11

                               SPECIFIC GUARANTY


         In consideration of the transactions set forth in that certain Assumption and Indemnity Agreement (the "Agreement") of even date herewith by and between COPPERSTATE METALS, INC., an Arizona corporation ("Indemnitor"), and EMCO RECYCLING CORP., an Arizona corporation ("Indemnitee"), the undersigned agree as follows:

         1. Guaranty. The undersigned hereby jointly and severally guarantee unconditionally and promise to pay to Indemnitee or its order all of the obligations of Indemnitor to Indemnitee under the terms of the Agreement. The undersigned agree that immediately upon the failure in payment or performance when due of any or all of the obligations of Indemnitor as set forth in the Agreement, the undersigned shall pay to Indemnitee the full amount of or perform in full such obligations of Indemnitor as are then due or in default. Payment shall be made in lawful money of the United States of America.

         2. Waivers. The undersigned hereby waive (a) any right to require Indemnitee to proceed against Indemnitor or any other person, to proceed against or exhaust any security held by it at any time, or to pursue any other remedy in its power before proceeding against the undersigned; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation hereby guarantied; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others, or the failure of Indemnitee to file or enforce a claim against the estate (probate, bankruptcy, or any other proceeding) of any other or others;
(d) any defense based upon an election of remedies by Indemnitee, including without limitation an election to proceed by non-judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the undersigned or the right of the undersigned to rights of the undersigned or the right of the undersigned to proceed against Indemnitor for reimbursement, or both; (e) the provisions of Sections 12-1641, 12-1646, and 44-142 of the Arizona Revised Statutes; and (f) notice of acceptance of this Guaranty.

         3. Rights of Indemnitee. Without the further consent of the undersigned, Indemnitee may (a) alter, compromise, extend, or change the time or manner for the payment or performance of any obligation hereby guarantied;
(b) release, substitute, or add any one or more guarantors or endorsers; (c) accept additional or substituted security therefor; or (d) release or subordinate any security therefor. No exercise or non-exercise by Indemnitee or any guarantor, endorser, or any other person and no change, impairment, or suspension of any right or remedy of Indemnitee shall in any way affect any of the obligations of the undersigned hereunder or any security furnished by the undersigned or give the undersigned any recourse against Indemnitee.

         4. No Right of Subrogation. The undersigned shall have no right of subrogation, including any right under Section 12-1643 of the Arizona Revised Statutes, and waives any right
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to enforce any remedy which Indemnitee now has or may hereafter have against
Indemnitor and any benefit of, and any right to participate in, any security now or hereafter held by Indemnitee.

        5. Liability of Undersigned. The amount of liability of the undersigned and all rights, powers, and remedies of Indemnitee hereunder and under any other agreement now or at any time hereafter in force between Indemnitee and the undersigned relating to the obligations hereunder shall be cumulative and not alternative, and such rights, powers, and remedies shall be in addition to all rights, powers, and remedies given to Indemnitee by law. This Guaranty is in addition to and exclusive of the guaranty of any other guarantor of the obligations hereunder. The liability of each of the undersigned shall be joint and several.

        6. Obligations Independent of Indemnitor. The obligations of the undersigned hereunder are independent of the obligations of Indemnitor and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against the undersigned whether or not Indemnitor is joined therein or a separate action or actions are brought against Indemnitor. Indemnitee may maintain successive actions for other defaults. Its rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtednesses and obligations hereby guarantied have been paid and fully performed.

        7. Attorneys' Fees. The undersigned agree that the prevailing party in any disputed claim under this Agreement shall be entitled to reasonable attorneys' fees and all costs and other expenses which the prevailing party expends or incurs in collecting the obligations hereunder or in enforcing this Guaranty in any action in which the prevailing party prevails against any other party to this Agreement whether or not suit is filed.

        8. Severability. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, such provision or provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and all other provisions nevertheless shall be effective.

        9. Binding Effect: Assignability. This Guaranty shall inure to the benefit of Indemnitee, its successors and assigns, including the assignees of any obligations hereby guarantied, and bind the respective heirs, executors, administrators, successors, and assigns of the undersigned. This Guaranty is assignable by Indemnitee, and when so assigned the undersigned shall be liable to the assignees under this Guaranty without in any manner affecting the liability of the undersigned hereunder. Whether or not this Guaranty is separately assigned, however, it shall automatically inure to the benefit of and be enforceable by any holder of any of the obligations guarantied hereby.

        10. Waiver or Release from Obligations. No provision of this Guaranty or right of Indemnitee hereunder can be waived nor can any guarantor be released from his or her obligations hereunder except by a writing duly executed by an authorized officer of Indemnitee.

        11. Applicable Law: Jurisdiction. This Guaranty shall be governed and construed in accordance with the laws of the State of Arizona. The undersigned agree that any litigation





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concerning this Guaranty shall have Maricopa County, Arizona, as its proper venue and consent to personal jurisdiction therein.

        12. Exercise of Indemnitee's Rights. No failure on the part of Indemnitee to exercise any of its rights hereunder arising upon any default shall be construed to prejudice its rights in the event of any other or subsequent default. No delay on the part of Indemnitee exercising any of such rights shall be construed to preclude it from the exercise thereof at any time during the continuance of such default.

        13. Counterparts. This Agreement may be executed in counterparts, each of which, when executed shall be deemed an original.

        DATED this 11th day of April, 1996




                                                RAYMOND ZACK
                                                ------------------------
                                                RAYMOND ZACK



                                                DEBORAH ZACK
                                                ------------------------
                                                DEBORAH ZACK



                                                DAVID M. ZACK
                                                ------------------------
                                                DAVID M. ZACK



                                                ELAYNE ZACK
                                                ------------------------
                                                ELAYNE ZACK



                                                GERALD ZACK
                                                ------------------------
                                                GERALD ZACK



                                                PATRICIA ZACK
                                                ------------------------
                                                PATRICIA ZACK

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